Exhibit 99.1

MCAP Acquisition Corporation and AdTheorent Announce Closing of Business Combination

AdTheorent to Trade on NASDAQ under ticker “ADTH” Beginning December 23, 2021

CHICAGO (December 22, 2021)— MCAP Acquisition Corporation (“MCAP”) (Nasdaq: MACQ), a special purpose acquisition company sponsored by an affiliate of Monroe Capital LLC (“Monroe Capital”), today announced the completion of its business combination (the “Business Combination”) with AdTheorent Holding Company, LLC (“AdTheorent” or the “Company”), a leading programmatic digital advertising company using advanced machine learning technology and privacy-forward solutions to deliver measurable value for advertisers and marketers. The Business Combination was approved by MCAP stockholders on December 21, 2021. Beginning on December 23, 2021, the combined company will begin trading under the name AdTheorent Holding Company, Inc. Its common stock will trade on Nasdaq under the ticker symbol "ADTH" and its warrants will trade on Nasdaq under the ticker symbol "ADTHW".

Theodore L. Koenig, former CEO of MCAP noted, "The completion of the business combination in today’s market was an incredible accomplishment. This deal would not have happened without our team’s relationships within the IPO and PIPE investor community. The transaction is indicative of Monroe Capital’s franchise as a top-tier SPAC sponsor. Regardless of market conditions, Monroe Capital is able to leverage its investing platform and relationships to find exceptional companies, with top management teams, with the goal of achieving exceptional long term returns for stockholders. We look forward to continuing our position as a leading SPAC sponsor and searching for exceptional companies that can benefit from the Monroe Capital platform, including within Monroe’s relationships with the owners of the approximately 500 portfolio companies we are invested in. We are excited to continue the journey in partnering with rapidly growing, public ready companies in attractive industries."

Zia Uddin, former Co-President of MCAP added, “We are excited to reach this historic milestone with the Company and its management team. The work we have done to date positions AdTheorent for the next stage of its growth as a public company. We believe its machine learning approach to digital advertising utilizing its privacy forward, data agnostic model makes it the performance focused DSP in the market today. We are excited about growth in the future such as the recent announcement that Q3 2021 CTV revenue was up over 300% from Q3 2020. We believe the Company’s business model is well suited for a market that is becoming increasingly complex and customers that are becoming increasingly discerning. Once again, the Monroe SPAC team executed with precision to get to the finish line with an outstanding company.”

MCAP is the third SPAC in which affiliates of Monroe Capital acted as a sponsor or participated as a member in the sponsor group. In 2018, an affiliate of Monroe was a member of the sponsor group of Thunder Bridge Acquisition, Ltd. and supported its successful business combination with Repay Holdings Corporation (Nasdaq: RPAY). In 2019, an affiliate of Monroe was a member of the sponsor group of Thunder Bridge Acquisition, Ltd. II and supported its successful business combination with indie Semiconductor, Inc. (Nasdaq: INDI).

Greenberg Traurig, LLP and Nelson Mullins Riley & Scarborough LLP served as legal advisors to MCAP and Paul Hastings LLP served as legal advisor to AdTheorent.  BofA Securities, Inc., Cowen and Company, LLC and Canaccord Genuity LLC served as joint placement agents on the PIPE offering in connection with the Business Combination. Cowen and Company, LLC and BofA Securities, Inc. served as financial advisors to MCAP and Canaccord Genuity LLC served as financial advisor to AdTheorent.

About Monroe Capital

Monroe Capital is a premier boutique asset management firm specializing in private markets across various strategies, including SPACs, direct lending, asset-based lending, specialty finance, opportunistic and structured credit, and equity. Since 2004, the firm has been successfully providing capital solutions to clients in the U.S. and Canada. Monroe prides itself on being a value-added and user-friendly partner to business owners, management, and both private equity and independent sponsors. Monroe Capital’s platform offers a wide variety of investment products for both institutional and high net worth investors with a focus on generating high quality “alpha” returns irrespective of business or economic cycles. The firm is headquartered in Chicago and maintains offices in Atlanta, Boston, Los Angeles, Naples, New York, San Francisco and Seoul.

As of October 1, 2021, Monroe Capital had approximately $11.2 billion in assets under management. From Monroe Capital’s formation in 2004 through March 31, 2021, Monroe Capital’s investment professionals have invested in over 1,450 loans and related investments in an aggregate amount of $21.5 billion, including over $6.1 billion in 330 software, technology-enabled and business services companies.

Monroe has been recognized by both its peers and investors with various awards including Global M&A Network as the 2021 Mid-Markets Lender of the Year, U.S.A.; Private Debt Investor as the 2020 Lower Mid-Market Lender of the Year, 2020 Lender of the Year, and 2020 CLO Manager of the Year, Americas; Creditflux as the 2020 Best U.S. Direct Lending Fund; and Pension Bridge as the 2020 Private Credit Strategy of the Year. For more information, please visit www.monroecap.com.

About AdTheorent

AdTheorent uses advanced machine learning technology and privacy-forward solutions to deliver impactful advertising campaigns for marketers. AdTheorent's industry-leading machine learning platform powers its predictive targeting, geo-intelligence, audience extension solutions and in-house creative capability, Studio A\T. Leveraging only non-sensitive data and focused on the predictive value of machine learning models, AdTheorent's product suite and flexible transaction models allow advertisers to identify the most qualified potential consumers coupled with the optimal creative experience to deliver superior results, measured by each advertiser's real-world business goals.

AdTheorent is consistently recognized with numerous technology, product, growth and workplace awards. AdTheorent was awarded "Best AI-Based Advertising Solution" (AI Breakthrough Awards) and "Most Innovative Product" (B.I.G. Innovation Awards) for four consecutive years. Additionally, AdTheorent is the only six-time recipient of Frost & Sullivan's "Digital Advertising Leadership Award." AdTheorent is headquartered in New York, with fourteen offices across the United States and Canada. For more information, visit adtheorent.com.

About MCAP Acquisition Corporation

Prior to the consummation of the Business Combination, MCAP was a blank check company organized for the purpose of effecting a merger, capital stock exchange, asset acquisition, or other similar business combination with one or more businesses or entities. MCAP raised $316 million in March 2021 and its securities were listed on the Nasdaq Capital Market under the ticker symbols “MACQU,” “MACQ” and “MACQW.” MCAP was sponsored by an affiliate of Monroe Capital.

Prior to the consummation of the Business Combination, MCAP was led by CEO and Chairman Theodore Koenig, who is CEO and Founder of Monroe Capital and has been the CEO and Chairman of Monroe Capital Corporation (Nasdaq: MRCC) since 2011. He was joined by Co-President Zia Uddin, who is President of Monroe Capital; Co-President Mark Solovy, who serves as Co-Head of the Technology Finance Group at Monroe Capital; and CFO Scott Marienau, who is the CFO of Monroe Capital’s management company.

To learn more, please visit https://www.mcapacquisitioncorp.com/. The information that may be contained on or accessed through this website is not incorporated into this press release.

Additional Information About the Business Combination and Where to Find It

In connection with the Business Combination, MCAP filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, which includes a proxy statement/prospectus, and will file other documents regarding the transaction with the SEC. MCAP’s stockholders and other interested persons are advised to read the definitive proxy statement and documents incorporated by reference therein filed in connection with the Business Combination, as these materials will contain important information about AdTheorent, MCAP and the Business Combination. The documents filed by MCAP with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov, or by directing a request to MCAP Acquisition Corporation, 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Cautionary Language Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In general, forward-looking statements may be identified by the use of terms such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “may,” “believe,” “intend,” “plan,” “projection,” “outlook” or the negative of these terms or other comparable terminology. Such forward-looking statements are based upon the current beliefs and expectations of AdTheorent’s management and are inherently subject to significant uncertainties and contingencies, many of which are difficult to predict and generally beyond AdTheorent’s control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

The following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: the Company’s ability to achieve the expected benefits of the Business Combination; the Company’s financial and business performance following the Business Combination, including the Company’s financial and business metrics; changes in the Company’s strategy, future operations, financial position, estimated revenue and losses, forecasts, projected costs, prospects and plans; demand for the Company’s platform and services and the drivers of that demand; changes in the Company’s estimated total addressable market and other industry projections, and the Company’s projected market share; competition in the Company’s industry, the advantages of the Company’s platform and services over competing platform and services existing in the market, and competitive factors including with respect to technological capabilities, cost and scalability; the Company’s ability to scale in a cost-effective manner and maintain and expand its existing customer relationships; the Company’s expectation that it will incur increased expenses as a public company; the impact of health epidemics, including the COVID-19 pandemic, on the Company’s business and industry and the actions the Company may take in response thereto; the Company’s expectations regarding its ability to obtain and maintain intellectual property protection and not infringe on the rights of others; expectations regarding the time during which the Company will be an emerging growth company under the Jumpstart our Business Startups Act of 2012, as amended; the Company’s future capital requirements and sources and uses of cash; the Company’s business, expansion plans and opportunities; anticipated financial performance and the expectation that the Company’s future results of operations will fluctuate on a quarterly basis for the foreseeable future; the outcome of any known and unknown litigation and regulatory proceedings; the outcome of any legal proceedings that may be instituted against the Company related to the Business Combination; the ability to list and maintain the listing of the Company’s securities on Nasdaq; volatility in the price of the Company’s securities, which may be due to a variety of factors, including changes in the industries in which the Company operates, variations in performance across competitors, changes in laws and regulations affecting the Company’s business and changes in the combined capital structure; the Company’s ability to successfully implement business plans, forecasts, and other expectations after the completion of the Business Combination, and identify and realize additional opportunities; the risk of downturns and the possibility of rapid change in the highly competitive industry in which the Company operates; the risk that the Company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; the risk that the Company experiences difficulties in managing its growth and expanding operations; and the risk of private litigation or regulatory lawsuits or proceedings relating to the Company’s platform and services.

Actual results may differ materially, and potentially adversely, from any projections and forward-looking statements. There can be no assurance that the information contained herein is reflective of future achievements to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance, as projected information is based on assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond the control of AdTheorent’s management. All information set forth herein speaks only as of the date hereof, and AdTheorent disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this communication.

Contacts

Investor Relations
April Scee, ICR
April.Scee@icrinc.com
(646) 277-1219